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                                                                    EXHIBIT 23.4

                                  [LETTERHEAD]


                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
United Community Bancshares, Inc.:

We consent to the use of our report dated March 4, 1994 on the consolidated financial statements of Goodhue County Financial Corporation and subsidiaries as of and for the years ended December 31, 1993 and 1992, included herein, and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          /s/ KPMG PEAT MARWICK LLP

October 29, 1996
Minneapolis, Minnesota